EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Music International, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Corinne Fallacaro, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: May 10, 2005	/s/ Corinne Fallacaro
Corinne Fallacaro
Chief Executive Officer